United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 1, 2026

ABUNDIA GLOBAL IMPACT GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32955	76-0675953
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd., Suite 1305

Houston, Texas 77056

(Address of principal executive offices, including zip code)

713-322-8818

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AGIG	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On April 1, 2026 (the “Closing Date”), Abundia Global Impact Group, Inc. (the “Company”), RPD Technologies Americas, LLC (“RPD”) and Abundia Financial, LLC (“Abundia Financial”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Company acquired (the “Acquisition”) all the issued and outstanding membership interests of RPD (the “Membership Interests”) from Abundia Financial for the consideration of $4,040,000, payable in the form of a senior secured convertible cote (the “Convertible Note”). The Convertible Note is secured, and in connection therewith, the parties entered into a security agreement (the “Security Agreement”). Abundia Financial is considered the Company’s controlling shareholder, and it holds approximately 63% of the issued and outstanding shares of common stock of the Company, par value $0.001 per share (the “Common Stock”).

Purchase Agreement

Pursuant to the terms of the Purchase Agreement, on the Closing Date, on the terms and subject to the conditions set forth in the Purchase Agreement, Abundia Financial sold to the Company, the Membership Interests, free and clear of all encumbrances, for the consideration mentioned above.

The Purchase Agreement contains representations and warranties from the Company, on the one hand, and RPD and Abundia Financial, on the other hand, customary for a transaction of this nature. The Purchase Agreement also contains customary covenants and agreements, including with respect to the operations of the business of RPD and the Company’s access to information of RPD. The completion of the Acquisition was also subject to closing conditions, customary for a transaction of this nature.

Convertible Note

Pursuant to the Purchase Agreement, in connection with the closing, the Company issued the Convertible Note in an aggregate principal amount of $4,040,000, due on the first anniversary of the closing (the “Maturity Date”). The Company agreed to pay interest on the aggregate unconverted and then outstanding principal amount of the Convertible Note at the rate of ten percent (10%) per annum. The payment of the accrued interest shall occur on the last business day of each calendar quarter.

The Convertible Note can be converted, partially or entirely, into shares of Common Stock, any time after the Maturity Date, at a conversion price equaling to 80% of the average of the VWAPs (as defined in the Purchase Agreement) during the three (3) consecutive Trading Days (as defined in the Purchase Agreement) ending on the Trading Day that is immediately prior to the Conversio Date (as defined in the Purchase Agreement), subject to a floor price of $0.29 per share.

The Convertible Note includes customary event of default provisions. Upon the occurrence of an event of default, the Convertible Note and all amounts due thereunder shall become immediately due and payable in cash without notice. Additionally, upon the occurrence of an event of default, Abundia Financial is entitled to increase the rate of interest on the aggregate outstanding principal balance and any other amounts then owing by the Company to Abundia Financial to fifteen percent (15%) per annum.

Security Agreement

On the Closing Date the Company entered into the Security Agreement, which granted to Abundia Financial a security interest in all of the Membership Interests. The Security Agreement contains representations and warranties from the Company and RPD, customary for a transaction of this nature. The Security Agreement also contains customary covenants for a transaction of this nature.

The foregoing summaries of the Convertible Note, the Purchase Agreement, and the Security Agreement do not purport to be complete and are subject to, and qualified in their entirety by, such documents attached as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K (the “Form 8-K”), which are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information under Item 1.01 of this Form 8-K related to the Acquisition is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information under Item 1.01 of this Form 8-K related to the Convertible Note is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information under Item 1.01 of this Form 8-K related to the shares of Common Stock underlying the Convertible Note is incorporated herein by reference.

The issuance of the Convertible Note and the shares of Common Stock underlying the Convertible Note are not registered under the Securities Act of 1933, as amended (the “Securities Act”) or any state securities laws and were issued in reliance on the exemption from registration provided by Section 4(a)(2) under the Securities Act and/or Regulation D promulgated thereunder for transactions not involving a public offering.

Item 8.01. Other Events

On April 1, 2026, the Company issued a press release (the “Press Release”) announcing the completed of the Acquisition. A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

4.1*	Convertible Note, dated as of April 1, 2026
10.1*	Membership Interest Purchase Agreement, dated as of April 1, 2026, by and between the Company, RPD and Abundia Financial.
10.2*	Security Agreement, dated as of April 1, 2026, by and between the Company, RPD and Abundia Financial.
99.1	Press Release, dated April 1, 2026.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* Schedules or exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ABUNDIA GLOBAL IMPACT GROUP, INC.

Dated: April 2, 2026
	By:	/s/ Edward Gillespie
	Name:	Edward Gillespie